COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of September 30, 2007
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Dallas, TX	3,662	$ 200,579	8.7%	96.4%	$ 719.32
Atlanta, GA	2,693	$ 171,438	7.4%	95.4%	$ 762.95
Houston, TX	2,629	$ 166,665	7.2%	95.8%	$ 811.78
Nashville, TN	1,855	$ 122,444	5.3%	99.6%	$ 769.54
Greenville, SC	1,140	$ 48,995	2.1%	97.4%	$ 581.04
Tampa, FL	1,120	$ 67,691	2.9%	96.0%	$ 870.85
All Other	4,468	$ 324,968	14.2%	92.5%	$ 836.03
High Growth Markets	17,567	$ 1,102,780	47.8%	95.5%	$ 775.52

Memphis, TN	4,021	$ 198,868	8.6%	97.2%	$ 690.12
Jacksonville, FL	3,347	$ 182,228	7.9%	95.2%	$ 821.94
Austin, TX	1,776	$ 103,873	4.5%	97.7%	$ 749.19
Jackson, MS	1,241	$ 56,699	2.5%	96.7%	$ 690.82
Chattanooga, TN	943	$ 37,760	1.6%	98.5%	$ 616.46
Augusta, GA/Aiken, SC	912	$ 39,645	1.7%	92.2%	$ 674.64
All Other	3,862	$ 213,073	9.2%	95.4%	$ 705.90
Growth plus Income Markets	16,102	$ 832,146	36.0%	96.2%	$ 722.68

Columbus, GA	1,509	$ 75,034	3.3%	94.0%	$ 704.06
Lexington, KY	924	$ 59,682	2.6%	97.2%	$ 711.99
All Other	4,146	$ 237,338	10.3%	96.9%	$ 738.61
Stable Income Markets	6,579	$ 372,054	16.2%	96.3%	$ 726.95

Total Portfolio	40,248	$ 2,306,980	100.0%	95.9%	$ 746.44

NUMBER OF APARTMENT UNITS

	2007			2006
	Sept 30	Jun 30	Mar 31	Dec 31	Sep 30

100% Owned Properties	40,248	40,036	39,971	39,771	39,465
Properties in Joint Ventures	-	-	-	522	522
Total Portfolio	40,248	40,036	39,971	40,293	39,987

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of September 30, 2007 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		September 30, 2007			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate
High Growth Markets
Dallas, TX	3,662	$7,904	$3,584	$4,320	96.4%	90.3%	$719.32	56.5%
Atlanta, GA	2,693	$6,353	$2,662	$3,691	95.4%	91.5%	$762.95	60.7%
Houston, TX	1,584	$3,712	$1,711	$2,001	95.3%	89.2%	$788.94	69.8%
Nashville, TN	1,569	$3,866	$1,532	$2,334	99.5%	94.7%	$771.06	59.2%
Greenville, SC	1,140	$2,096	$808	$1,288	97.4%	94.8%	$581.04	60.6%
Tampa, FL	890	$2,402	$916	$1,486	96.0%	90.6%	$872.89	57.0%
All Other	3,204	$7,823	$3,096	$4,727	95.4%	90.2%	$811.91	55.9%
Subtotal	14,742	$34,156	$14,309	$19,847	96.3%	91.2%	$758.98	59.2%

Growth plus Income Markets
Memphis, TN	3,650	$7,582	$3,452	$4,130	97.1%	92.3%	$690.95	60.4%
Jacksonville, FL	3,011	$7,631	$2,670	$4,961	95.2%	92.6%	$822.06	65.2%
Austin, TX	1,776	$4,124	$1,938	$2,186	97.7%	92.5%	$749.19	61.4%
Jackson, MS	1,241	$2,672	$956	$1,716	96.7%	94.6%	$690.82	61.1%
Chattanooga, TN	943	$1,820	$786	$1,034	98.5%	95.0%	$616.46	56.4%
Augusta, GA/Aiken, SC	912	$1,853	$752	$1,101	92.2%	91.0%	$674.64	79.2%
All Other	3,374	$6,990	$2,862	$4,128	96.9%	91.2%	$674.77	63.3%
Subtotal	14,907	$32,672	$13,416	$19,256	96.5%	92.4%	$714.99	63.1%

Stable Income Markets
Columbus, GA	1,509	$3,250	$1,461	$1,789	94.0%	90.1%	$704.06	94.5%
Lexington, KY	924	$2,005	$706	$1,299	97.2%	94.0%	$711.99	61.9%
All Other	3,840	$8,680	$3,409	$5,271	96.9%	93.6%	$728.51	63.7%
Subtotal	6,273	$13,935	$5,576	$8,359	96.3%	92.8%	$720.19	70.8%

Operating Same Store	35,922	$80,763	$33,301	$47,462	96.4%	92.0%	$733.95	62.9%

Revenue Straight-line Adjustment (2)		$(469)		$(469)
Total Same Store		$80,294		$46,993

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED JUNE 30, 2007 (PRIOR QUARTER) AND QUARTER ENDED SEPT 30, 2006 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	2.3%	8.0%	1.6%	-5.7%	2.9%	22.8%	2.3%	1.9%	0.5%	2.0%
Atlanta, GA	1.1%	4.2%	5.8%	7.1%	-2.0%	2.2%	0.0%	-0.4%	0.4%	2.2%
Houston, TX	1.9%	7.4%	-0.7%	3.3%	4.3%	11.2%	-0.4%	-1.1%	0.2%	1.3%
Nashville, TN	4.0%	6.0%	5.5%	0.7%	3.1%	9.8%	2.6%	2.5%	1.3%	3.0%
Greenville, SC	2.3%	4.7%	-9.9%	-3.5%	11.9%	10.7%	1.3%	-1.1%	0.9%	3.7%
Tampa, FL	0.3%	-0.9%	-12.5%	-7.0%	10.2%	3.3%	3.0%	2.0%	-0.7%	0.4%
All Other	1.9%	2.6%	2.8%	0.4%	1.4%	4.1%	1.6%	-0.7%	0.7%	3.1%
Subtotal	2.0%	4.9%	0.9%	-0.4%	2.8%	9.1%	1.5%	0.4%	0.5%	2.3%

Growth plus Income Markets
Memphis, TN	1.4%	10.9%	4.3%	2.3%	-0.8%	19.3%	0.5%	2.3%	0.8%	1.2%
Jacksonville, FL	0.6%	-0.3%	-3.7%	-4.8%	3.0%	2.4%	0.9%	-1.1%	0.0%	1.9%
Austin, TX	4.1%	9.3%	-0.9%	-1.2%	9.0%	20.7%	2.1%	1.2%	1.8%	4.0%
Jackson, MS	0.9%	7.7%	2.2%	0.6%	0.2%	12.0%	-0.1%	2.7%	0.4%	3.3%
Chattanooga, TN	1.4%	3.8%	5.2%	0.9%	-1.2%	6.2%	0.3%	0.4%	0.9%	3.6%
Augusta, GA/Aiken, SC	0.2%	5.2%	-0.8%	1.5%	0.8%	7.8%	-1.6%	-3.6%	1.3%	3.3%
All Other	1.3%	2.7%	-0.6%	5.0%	2.7%	1.1%	2.4%	1.0%	0.0%	0.9%
Subtotal	1.4%	5.2%	0.4%	0.6%	2.1%	8.6%	1.0%	0.8%	0.6%	2.1%

Stable Income Markets
Columbus, GA	4.0%	-0.2%	4.3%	6.6%	3.8%	-5.1%	1.2%	-0.8%	0.3%	0.9%
Lexington, KY	2.5%	7.6%	-7.6%	-6.9%	9.0%	17.6%	-0.5%	2.6%	-0.1%	0.5%
All Other	0.8%	4.1%	1.2%	1.6%	0.6%	5.8%	1.0%	0.3%	0.6%	2.1%
Subtotal	1.8%	3.6%	0.7%	1.7%	2.5%	4.8%	0.9%	0.4%	0.4%	1.6%

Operating Same Store	1.7%	4.8%	0.7%	0.3%	2.5%	8.1%	1.2%	0.6%	0.5%	2.1%

Including revenue straight-line adjustment:
Total Same Store	1.8%	4.2%			2.6%	7.1%

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended September 30,		Percent
	2007	2006	Change
Revenues
Operating	$ 80,763	$ 77,092	4.8%
Straight-line adjustment (1)	(469)	(27)
Total Same Store	$ 80,294	$ 77,065	4.2%

Expense	$ 33,301	$ 33,193	0.3%

NOI
Operating	$ 47,462	$ 43,899	8.1%
Straight-line adjustment (1)	(469)	(27)
Total Same Store	$ 46,993	$ 43,872	7.1%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SEVEN EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the seven full renovation communities (2,015 units).

	Three Months Ended September 30,		Percent
	2007	2006	Change
Revenues
Operating	$ 85,883	$ 81,859	4.9%
Straight-line adjustment (2)	(526)	(1)
Total Same Store	$ 85,357	$ 81,858	4.3%

Expense	$ 35,236	$ 34,993	0.7%

NOI
Operating	$ 50,647	$ 46,866	8.1%
Straight-line adjustment (2)	(526)	(1)
Total Same Store	$ 50,121	$ 46,865	6.9%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 24,119	$ 121	$ 22,743
St. Augustine Phase II, Jacksonville, FL	124	13,284	107	1,044
Copper Ridge Phase I, Dallas, TX	216	19,478	90	2,595
Total development	540	$ 56,881	$ 105	$ 26,382

	Construction		Initial		Actual Units
FORECASTED TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	178	119
St. Augustine Phase II, Jacksonville, FL	3Q 2007	3Q 2008	2Q 2008	4Q 2008	-	-
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	2Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	Sept 30, 2007	4 Quarters
Net income	$ 11,900	$ 36,639
Depreciation	21,959	85,710
Interest expense	16,147	64,578
Loss on debt extinguishment	71	123
Amortization of deferred financing costs	614	2,277
Net gain on insurance and other settlement proceeds	197	(558)
Gain on sale of non-depreciable assets	(29)	(273)
Gain on dispositions within unconsolidated entities	(1)	(5,388)
Gain on sale of discontinued operations	(5,714)	(9,157)
EBITDA	$ 45,144	$ 173,951

	Three Months Ended September 30,
	2007	2006
EBITDA/Debt Service	2.68x	2.59x
Fixed Charge Coverage (3)	2.30x	2.17x
Total Debt as % of Gross Real Estate Assets	53%	55%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF SEPTEMBER 30, 2007
Dollars in thousands
		Average Years
	Principal	to Contract	Effective
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1) (2)	$ 913,981	4.1	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,355	4.3	4.3%
Conventional - Variable Rate	207,328	4.6	5.9%
Tax-free - Variable Rate	10,855	12.7	4.7%
Conventional - Variable Rate - Capped (3)	17,936	2.1	5.8%
Tax-free - Variable Rate - Capped (3)	24,090	2.2	4.6%
Total Debt Outstanding	$ 1,247,545	4.3	5.6%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) Includes $11.9 million related to the call of the 9 1/4% Series F Preferred Stock which was redeemed on October 16, 2007.
(3) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES
		Contract
	Balance	Rate

Remainder of 2007	$ 29,662	6.1%
2008	184,410	6.1%
2009	100,230	6.5%
2010	148,365	5.7%
2011	133,000	5.3%
2012	125,000	5.2%
2013	125,000	5.3%
2014	99,721	6.2%
Thereafter	41,948	6.4%
Total	$ 987,336	5.8%

OTHER DATA

PER SHARE DATA	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Dividend paid per common share	$0.605	$0.595	$1.815	$1.785

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common Dividend - quarterly	$0.6050	10/31/2007	10/15/2007
Preferred Series H - quarterly	$0.51875	9/22/2007	9/13/2007

PREFERRED STOCK		Number of	Liquidation	Earliest
		Shares Issued	Preference	Optional
		and Outstanding	per Share	Call Date
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$ 25.00	8/11/2008